SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: January 28, 2002
                        (Date of earliest event reported)




                        HomeSide Global MBS Manager, Inc.
                       HomeSide Mortgage Securities, Inc.
               --------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                 Delaware                                    333-53160
 --------------------------------------------       ----------------------------

(State or Other Jurisdiction of Incorporation)        (Commission File Number)



                                   59-3689298
                                   59-2957725
                          ---------------------------

                                (I.R.S. Employer
                               Identification No.)





    7301 Baymeadows Way
    Jacksonville, Florida
    (Address of Principal                                        32256
- ------------------------------                                -------------
    Executive Offices)                                         (Zip Code)


       Registrant's telephone number, including area code: (904) 281-3422
                                                            --------------

                                    No Change
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits
         ---------------------------------

         The following is filed herewith.  The exhibit number  corresponds  with
Item 601(b) of Regulation S-K.

(c)      Exhibits.

         Exhibit No.       Description
         -----------       -----------

         19.1              Investor's  Quarterly  Report for  HomeSide  Mortgage
                           Securities Trust 2001-1, Mortgage Backed Floating Rate Notes, Series 2001-1, relating to the January 22, 2002 payment date issued pursuant to Section 14.1 and Section 14.7 of the Master Trust Deed among HomeSide Global MBS Manager, Inc., as Global Trust Manager and Perpetual Trustee Company Limited, as Indenture Trustee, dated as of January 3, 2001.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOMESIDE GLOBAL MBS MANAGER, INC.



                                         By:   /s/ Robert J. Jacobs
                                             -----------------------------------
Dated:  January 28, 2002             Name:  Robert J. Jacobs
                                     Title:    Vice President and Secretary



                                         HOMESIDE MORTGAGE SECURITIES, INC.



                                         By:   /s/ Robert J. Jacobs
                                             -----------------------------------
Dated:  January 28,  2002            Name:  Robert J. Jacobs
                                     Title:    Vice President and Secretary

















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




                                  EXHIBIT INDEX
                                  -------------





Exhibit No.         Description                                         Page No.
- -----------         -----------                                         --------


19.1                Investor's Quarterly Report for HomeSide
                    Mortgage Securities Trust 2001-1, Mortgage
                    Backed Floating Rate Notes, Series 2001-1













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